ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT
This Assignment and Assumption of Purchase Agreement (this “Assignment”), dated as of September 25, 2017 (the “Effective Date”), is by and between IMH FINANCIAL CORPORATION, a Delaware corporation, having an office at 7001 North Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253 (“Assignor”) and L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company, having an office at 7001 North Scottsdale Road, Suite 2050, Scottsdale, Arizona 85253 (“Assignee”).
WHEREAS, Pursuant to that certain Purchase and Sale Agreement dated August 2, 2017 by and between Assignor as purchaser and 29 East MacArthur, LLC, a California limited liability company (“Seller”), as seller, together with that certain First Amendment to Purchase and Sale Agreement dated September 1, 2017 (collectively, the “Purchase Agreement”), relating to the sale and purchase of the property located at 29 East MacArthur Street, Sonoma, California 95476 (the “Property”), Seller desires to sell the Property to Assignor, as purchaser, and Assignor intends to purchase the Property; and
WHEREAS, Subject to the terms hereof, Assignor desires to assign to Assignee all of its rights, title and interest in the Purchase Agreement and Assignee is willing to assume and accept all of Assignor's rights, title and interest in the Purchase Agreement.
NOW, THEREFORE, in exchange for the sum of TEN ($10.00) DOLLARS and other good and valuable consideration, the parties agree as follows:
1.    Defined Terms. Except as otherwise set forth herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement.
2.    Assignment and Assumption. Subject to the terms and conditions of the Purchase Agreement, Assignor hereby assigns all of its right, title and interest in and to the Purchase Agreement to Assignee, and Assignee hereby accepts the assignment and assumes all of Assignor's right, title and interest in the Purchase Agreement from and after the Effective Date.
3.    Binding Effect. Nothing in this Assignment, express or implied, is intended or shall be construed to confer upon, or give to, any person other than Assignor, Assignee and their respective successors and assigns, any remedy or claim under or by reason of this Assignment on any terms, covenants or condition hereof. All of the terms, covenants and conditions, promises and agreements in this Assignment shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns.
4.    Purchase Agreement. This Assignment does not amend or otherwise modify or limit any of the provisions of the Purchase Agreement.
5.    Governing Law. This Assignment shall be governed by and interpreted and construed in accordance with the laws of the State of California.

6.    Captions. The section and paragraph headings or captions appearing in this assignment are for convenience only, are not part of this Assignment and are not to be considered in interpreting this Assignment.
7.    Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Executed signature pages to this Assignment may be delivered by facsimile or other electronic transmission and any such signature page shall be deemed an original.
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IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:

IMH FINANCIAL CORPORATION, a Delaware corporation

	By:	/s/ Lawrence D. Bain
	Name:	Lawrence D. Bain
	Title:	Chairman & CEO

ASSIGNEE:

L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company

By:	L’Auberge de Sonoma Resort Fund, LLC, a Delaware limited liability company,
	Its:	Chief Manager and Sole Equity Member

	By:	L’Auberge Fund Manager, LLC, a Delaware limited liability company,
		Its:	Manager

		By:	IMH Financial Corporation, a Delaware corporation,
			Its:	Sole Member

			By:	/s/ Lawrence D. Bain
			Name:	Lawrence D. Bain
			Title:	Chairman & CEO

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